                               AIA Document A101

                       STANDARD FORM OF AGREEMENT BETWEEN
                              OWNER AND CONTRACTOR

                        where the basis of payment is a

                                 STIPULATED SUM

                                  1987 EDITION

       THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH
   AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

 The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

     This document has been approved and endorsed by The Associated General
                            Contractors of America.

- --------------------------------------------------------------------------------

AGREEMENT

made as of the 28th day of March in the year of Nineteen Hundred and Ninety-Six

BETWEEN the Owner:      HOME FEDERAL SAVINGS
(Name and address)      16 N. Spring St.
                        Elgin, IL 60120


and the Contractor:     ATMI
(Name and address)      111 W. Downer Place
                        Aurora, IL 60506


The Project is:         New branch facility located at northwest corner of
(Name and address)      McLean Blvd. & Hopps Rd., in the Village of South
                        Elgin, IL


The Architect is:      ATMI
(Name and address)     111 W. Downer Place
                       Aurora, IL 60506


The Owner and Contractor agree as set forth below.

- --------------------------------------------------------------------------------
     Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
     (C)1987 by The American Institute of Archi-tects, 1735 New York Avenue,
     N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the
     AIA violates the copyright laws of the United States and will be subject to legal prosecution.
- --------------------------------------------------------------------------------

                                   ARTICLE 1
                                   ---------

                             THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 9.


                                   ARTICLE 2
                                   ---------

                           THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:



                                   ARTICLE 3
                                   ---------

                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

                                 April 1, 1996

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.


3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than

(Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

                               September 30, 1996

, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)

                                   ARTICLE 4
                                   ---------

                                  CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of Nine hundred forty eight thousand two hundred ninety six and no/100 Dollars ($948,296.00), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner.

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

     The above contract sum includes a cost of $83,900.00 from Illinois Hydraulic Corp. for site utility work. Illinois Hydraulic Corp. has agreed to complete work according to the construction documents on a time-and-material basis, with a guaranteed not-to-exceed amount of $83,900.00. If the final cost from Illinois Hydraulic Corp. is less than the $83,900.00 figure, the total contract sum will be credit accordingly.



4.3  Unit prices, if any, are as follows:

     Any approved additions/deletions to the contract sum will include a ten percent (10%) overhead & profit amount reflecting the amount of the increase or decrease. All additions/deletions to the contract sum will be handled through Change Orders issued by the contractor.

     If the owner-requested change also involves design work, it will be billed on an hourly basis with any anticipated design services exceeding $100 being approved by Home Federal Savings prior to proceeding.

                                   ARTICLE 5
                                   ---------

                               PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contract or as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payments shall be one calendar month ending on the last day of the month, or as follows:



5.3 Provided an Application for Payment is received by the Architect not later than the tenth (10th) day of a month, the Owner shall make payment to the Contractor not later than the twentieth (20th) day of the same month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than ten (10) days after the Architect receives the Application for Payment.

5.4 Each Application for Payment shall be based upon the Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This Schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the Schedule of Values, less retainage of ten percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Contract Sum has not yet been adjusted by Change Order;

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of _____________ percent (0%);

5.6.3  Subtract the aggregate of previous payments made by the Owner; and

5.6.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances: N/A

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to one hundred percent (100%) of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work and unsettled claims; and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8  Reduction or limitation of retainage, if any, shall be as follows:
Discretion of Owner and Architect

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs 5.6.1 and 5.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

                                   ARTICLE 6
                                   ---------

                                 FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:



                                   ARTICLE 7
                                   ---------

                            MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)

                                      N/A

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3  Other provisions:

                                      N/A



                                   ARTICLE 8
                                   ---------

                           TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

                                   ARTICLE 9
                                   ---------

                       ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this Standard Form of Agreement Between Owner and Contractor, AIA Document A101, 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.

9.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated 2/9/96, and are as follows:


DOCUMENT                      TITLE                     PAGES

Bid specifications booklet    Home Federal Savings      Sections 00300 - 16050

9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows: (Either list the Specifications here or refer to an exhibit attached to this Agreement.)


SECTION             TITLE                                 PAGES

Same as 9.1.3, above


9.1.5 The Drawings are as follows, and are dated 2/1/96 unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement.)


NUMBER                   TITLE                                 DATE


T1
C1-C3
A1-A15
S1-S5
MPE
M1-M2
P1-P2
E1-E5
LS1
FP1-FP2

9.1.6  The Addenda, if any, are as follows:   (Bid Addendums)

NUMBER     TITLE   DATE

1         2/27/96     3
2         2/27/96     2
3          3/1/96     2
4          3/4/96     1

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed only if intended to be part of the Contract Documents.)


                                 Attachment "A"



This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER     HOME FEDERAL SAVINGS      CONTRACTOR        ATMI


/s/ George Perucco       4/12/96    /s/ Jerald C. Pocus       4/15/96
- ------------------       -------    -------------------       -------
(Signature)                         (Signature)


George L. Perucco, President        Jerald C. Pocus, President
- ----------------------------        --------------------------
(Printed name and title)            (Printed name and title)

Attachment "A"                   ATMI




HOME FEDERAL SAVINGS, SOUTH ELGIN                                                                            3/26/96  3:30 PM



                             EXTRA COST SUMMARY FOR USE OF DESIGNATED SUBS





270                              SITE
                               UTILITIES

                                            COMPETITIVE     PERELLO           $ 62,640                (incl. $3,000
                                            BID SUB                                                   from plumbing

                                            BANK DESIRED    IHC               $ 83,900                        NOT TO EXCEED
                                            PUB

                                                                      add        incl.                  downspout
                                                                                                       connections

                                                                      add        incl.                         upsize sewer

                                                                   deduct        incl.                 revise sewer
                                                                                                        connection



                                            ADDITIONAL      TIME & MATERIALS                $ 21,260          NOT TO EXCEED
                                            COST



15400                          PLUMBING

                                            COMPETITIVE     PERELLO           $ 24,820                  (excludes
                                            BID SUB                                                     $3,000 for
                                                                                                        downspout)

                                            BANK DESIRED    TESSENDORF        $ 27,906
                                            SUB

                                                                      add     $  2,056

                                                                   deduct      ($2,962)

                                            to be by                  add     $  1,056
                                            others



                                            ADDITIONAL                        $  3,236
                                            COST

                             NOTE:
                             Tessendorf
                             doesn't
                             really want
                             to do the
                             drain tile
                             and stone
                             work for the
                             drain tile.
                             This work
                             can be
                             completed by
                             alternate

                                            others for amount shown
                                            above.

15800                        HVAC

                                            COMPETITIVE     ABRAHAMSO         $ 30,000
                                            BID SUB

                                            BANK DESIRED    ELGIN S.M.        $ 46,353
                                            SUB

                                                                   deduct      ($3,353)                negotiation



                                            ADDITIONAL                                      $ 13,000
                                            COST



16000                          ELECTRIC

                                            COMPETITIVE     KELLENBERG        $ 94,500                  (88K bid -
                                            BID SUB                                                   6500 for fire
                                                                                                         alarms)

                                            BANK DESIRED    MILLER            $114,900
                                            SUB

                                                                   deduct      ($3,353)                                negotiation



                                            ADDITIONAL                                      $ 13,000
                                            COST



16000                          ELECTRIC

                                            COMPETITIVE     KELLENBURG        $ 94,500                  (88K bid +
                                            BID SUB                                                   6500 for fire
                                                                                                         alarms)

                                            BANK DESIRED    MILLER            $114,900
                                            SUB

                                                                   deduct     $  4,900                 negotiation



                                            ADDITIONAL                                      $ 15,500
                                            COST





SUB-TOTAL ADDITIONAL COST FOR USING DESIGNATED SUBS                                         $ 52,996     less T&M
                                                                                                        savings by
                                                                                                        IHC if any

                             ATM OVERHEAD & PROFIT ON ABOVE 10%                             $  5,300

TOTAL ADDITIONAL COST FOR USING DESIGNATED SUBS                                             $ 58,296

                                            ATMI bid proposal dated                          $890.00
                                            3/7/96



                             REVISED CONTRACT AMOUNT                                        $948,296                     less T&M
                                                                                                                         savings





                             *not
                             including

                             additional city requirements
                             pending.

                                            truss loading   guess                  750

                                            plumbing        guess                 1000
                                            revisions

                                            foundation      guess                 5000
                                            revisions



                             other possible changes

                                            all site        guess
                                            lighting
                                            fixtures

                                            alt. sewer      guess                -2500
                                            connect
==========================================================
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